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                                                                    EXHIBIT 21.1

                 SUBSIDIARIES OF HOLLYWOOD CASINO CORPORATION

                                                                 STATE
     NAME                          ADDRESS                       ORGANIZED

Hollywood Casino - Aurora, Inc.    13455 Noel Road               Illinois
                                   Suite 2200, LB48
                                   Dallas, TX 75240

HWCC-Aurora Management, Inc.       13455 Noel Road               Illinois
                                   Suite 2200, LB48
                                   Dallas, TX 75240

HWCC - Tunica, Inc.                13455 Noel Road               Texas
                                   Suite 2200, LB48
                                   Dallas, TX 75240

HWCC Development Corp.             13455 Noel Road               Texas
                                   Suite 2200, LB48
                                   Dallas, TX 75240

HWCC - Louisiana, Inc.             13455 Noel Road               Louisiana
                                   Suite 2200, LB48
                                   Dallas, TX 75240

HWCC - Argentina, Inc.             13455 Noel Road               Texas
                                   Suite 2200, LB48
                                   Dallas, TX 75240

Hollywood Management, Inc.         13455 Noel Road               Texas
                                   Suite 2200, LB48
                                   Dallas, TX 75240

HWCC - Golf Course Partners, Inc.  13455 Noel Road               Delaware
                                   Suite 2200, LB48
                                   Dallas, TX 75240

HWCC - Aviation, Inc.              13455 Noel Road               Texas
                                   Suite 2200, LB48
                                   Dallas, TX 75240

HWCC-Shreveport, Inc.              13455 Noel Road               Louisiana
                                   Suite 2200, LB48
                                   Dallas, TX 75240